UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-9637
                                   811-9739

Name of Fund: Merrill Lynch Large Cap Core Fund and Master Large Cap Core
              Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Large Cap Core Fund and Master Large Cap Core Portfolio, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                Large Cap Core Fund
                                Of Merrill Lynch Large Cap Series Funds, Inc.

Annual Report
October 31, 2003

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +21.21% and +20.80%, respectively, as of October 31, 2003. The Russell 1000 Index returned +22.49% year-to-date and +22.32% over the past 12 months. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year.

At Merrill Lynch Investment Managers, we believe the recent optimism suggests it is time for investors to consider "what can go right." The long market downturn may have taken a toll on your investment portfolio. We encourage you to review your portfolio and your asset allocation strategy to ensure you are positioned to take advantage of potential investment opportunities.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving your financial needs in the months and years ahead.

                                                Sincerely,


                                                /S/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


2       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

We are pleased to present to you the management team of

Merrill Lynch Large Cap Core Fund

[PHOTO OMITTED]
Robert C. Doll, Jr.
Senior Portfolio Manager

                                 [PHOTO OMITTED]

Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Core Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant.

In addition to Mr. Doll, the investment team includes Senior Quantitative Analyst Tasos Bouloutas, Director of Equity Operations Brenda Sklar, Equity Portfolio Strategist Gregory Brunk and Fundamental Analyst Dan Hanson. Mr. Bouloutas earned a master's degree and a Ph.D. from Columbia University, New York. Ms. Sklar earned a bachelor's degree from the University of Delaware. She is a Certified Public Accountant. Mr. Brunk received a bachelor's degree from the University of Iowa. Mr. Hanson received a bachelor's degree from Middlebury College and an MBA from the University of Chicago. He is a CFA charterholder and member of the Association for Investment Management and Research. The team has a collective 60 years of industry experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------

A Letter From the President ..........................................         2
A Discussion With Your Fund's Portfolio Manager ......................         4
Performance Data .....................................................         6
Fund Financial Information ...........................................        10
Fund Financial Highlights ............................................        13
Fund Notes to Financial Statements ...................................        18
Master Schedule of Investments .......................................        22
Master Financial Information .........................................        25
Master Financial Highlights ..........................................        28
Master Notes to Financial Statements .................................        29
Independent Auditors' Report .........................................    21, 32
Portfolio Information ................................................        33
Officers and Directors/Trustees ......................................        34


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark for the period and remained positioned to benefit from improving corporate earnings and economic revitalization, which we believe will persist into 2004.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended October 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +24.00%, +23.05%, +23.05% and +24.31%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) These results compare quite favorably to the +22.32% return of the Fund's unmanaged benchmark, the Russell 1000 Index, for the same period. In addition, the Fund significantly outperformed its comparable Lipper category of Large-Cap Core Funds, which posted an average return of +17.75% for the same 12-month period.

For the six months ended October 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +23.10%, +22.74%, +22.74% and +23.42%, respectively. The six-month results were well ahead of the +16.77% total return of the Russell 1000 Index and the +14.42% average return of the Lipper Large-Cap Core Funds for the same period.

The Fund invests primarily in a diversified portfolio (Master Large Cap Core Portfolio) of large cap companies selected from securities found in the Russell 1000 Index. During this particular period, the main driver of the positive performance was stock selection in the consumer discretionary and health care sectors. In contrast, stock selection in information technology had a negative impact on Fund returns.

In the last six months of the fiscal year, the Portfolio began to benefit from its exposure to cyclical stocks -- those believed to strengthen along with a strengthening economy. This enabled the Fund to gain significant ground relative to both its benchmark and its peers. Stock selection in the health care and consumer discretionary sectors benefited performance in the last six months. The Portfolio's overweight in information technology also contributed to performance. On the negative side, stock selection in utilities was a drag on performance.

At the individual stock level, the largest positive contributors to performance in the last six months were Invitrogen Corporation, Humana Inc., Ryland Group Inc., SanDisk Corporation, National Semiconductor Corporation and Juniper Networks, Inc. The largest detractors from performance included Calpine Corporation and Dynegy, Inc. Underweights in Altria Group, Inc. and Intel Corporation also negatively impacted performance.

Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The last quarter of 2002 and the first quarter of 2003 were marked by dramatic rises and falls in world markets, sub par economic growth and frail consumer confidence. This was prompted by geopolitical uncertainties, particularly war fears, and exacerbated by a weak employment picture. The period following the Iraq war, however, saw a rise in investor confidence that drove the major stock market indexes to levels not seen since early in 2002. Despite alternating periods of rising and falling consumer confidence, spending by consumers helped propel the slow and steady growth of the economy throughout the entire period. Capital spending by businesses remained sluggish until late in the period when signs of a pickup began to emerge, along with improved corporate earnings and a third-quarter 2003 jump in gross domestic product.

What changes were made to the Portfolio during the fiscal year?

We increased our position relative to the benchmark in technology based on our belief that stocks in this sector would benefit from the increases in business and consumer spending that accompany economic recovery. We reduced our position relative to the benchmark in financials in light of the potential for rising interest rates over the next 12 months, as the financial sector tends to lag in periods of rising rates. We also reduced our position in consumer staples, as these stocks tend to be more defensive in nature. Accordingly, we would not expect the sector to benefit meaningfully during times of economic recovery. The largest purchases during the period included The Bear Stearns Companies, Inc., Calpine, Citigroup Inc. and Sprint Corp. (PCS Group). The largest sales included Bank of America Corporation, H&R Block, Inc., CheckFree Corp. and National City Corporation.


4       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

How would you characterize the Portfolio's position at the close of the period?

The Portfolio's largest overweights as of October 31, 2003 were in information technology and consumer discretionary, which we believe should continue to benefit from economic improvement. The largest underweights were in consumer staples and financials.

Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics saw a pickup in performance late in the summer that accelerated in the fall. We remain committed to these disciplines for stock selection, although cognizant that the equity market could experience a temporary downturn at any time.

Looking ahead, we believe the economic recovery will continue to gain traction. Record monetary and fiscal policy stimulus, in the form of low interest rates and tax cuts, along with solid consumer spending and increasing business spending, all support this thesis. The job market was still disappointingly weak as we ended the period, but there were signs of improvement.

As low interest rates continue to make for a positive liquidity environment, we are reluctant to abandon our strategy of focusing on cyclical stocks that have the potential to benefit from economic recovery. We are prepared to move to a more cautious investment stance as the likelihood of monetary tightening by the Federal Reserve Board approaches, although that still seems months away. From a longer-term perspective, the U.S. current account imbalance and the potential for a destabilizing decline in the dollar pose the greatest threats to our outlook. We will continue to monitor these situations for developments that could potentially impact the Fund.

Robert C. Doll, Jr.
Senior Vice President and Senior Portfolio Manager

November 26, 2003


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

                                                        6-Month              12-Month         Since Inception
As of October 31, 2003                                Total Return         Total Return         Total Return
=============================================================================================================
ML Large Cap Core Fund Class A Shares*                   +23.10%              +24.00%             + 2.33%
-------------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class B Shares*                   +22.74               +23.05              - 0.69
-------------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class C Shares*                   +22.74               +23.05              - 0.69
-------------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class I Shares*                   +23.42               +24.31              + 3.35
-------------------------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class R Shares*                   +23.25                   --              +23.40
-------------------------------------------------------------------------------------------------------------
Russell 1000 Index**                                     +16.77               +22.32          -20.81/+18.66
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund's since inception periods are from 12/22/99 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total returns are from 12/22/99 and 1/03/03.


6       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class C Shares compared to growth of an investment in the Russell 1000(R) Index. Values are from December 22, 1999 to October 2003:

                                       12/22/99**          10/00                10/01                10/02               10/03
ML Large Cap Core Fund+--
Class A Shares*                        $ 9,475             $11,124              $8,587               $7,819              $9,696

ML Large Cap Core Fund+--
Class C Shares*                        $10,000             $11,670              $8,931               $8,071              $9,931

                                       12/31/99            10/00                10/01                10/02               10/03
Russell 1000(R) Index++                $10,000             $10,250              $7,581               $6,474              $7,919

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Large Cap Core Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 10/31/03                          +24.00%            +17.49%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 10/31/03                                 + 0.60             - 0.80
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                % Return             % Return
                                               Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 10/31/03                          +23.05%              +22.05%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 10/31/03                                 - 0.18               - 0.18
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003         7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B & Class I Shares compared to growth of an investment in the Russell 1000(R) Index. Values are from December 22, 1999 to October 2003:

                                          12/22/99**          10/00                10/01                10/02               10/03
ML Large Cap Core Fund+--
Class B Shares*                           $10,000             $11,670              $8,931               $8,071              $9,633

ML Large Cap Core Fund+--
Class I Shares*                           $ 9,475             $11,152              $8,626               $7,877              $9,792

                                          12/31/99            10/00                10/01                10/02               10/03
Russell 1000(R) Index++                   $10,000             $10,250              $7,581               $6,474              $7,919

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Large Cap Core Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                               % Return              % Return
                                              Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 10/31/03                         +23.05%              +19.05%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 10/31/03                                - 0.18               - 0.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                          % Return Without        % Return With
                                            Sales Charge          Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 10/31/03                        +24.31%               +17.78%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 10/31/03                               + 0.86                - 0.54
--------------------------------------------------------------------------------
*       Maximum sales charge is 5.25%.
**      Assuming maximum sales charge.


8       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the Russell 1000(R) Index. Values are from January 3, 2003 to October 2003:

                                                    1/03/03**             10/03
ML Large Cap Core Fund+--
Class R Shares*                                      $10,000             $12,340

Russell 1000(R) Index++                              $10,000             $11,866

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Large Cap Core Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Aggregate Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03) through 10/31/03                                 +23.40%
--------------------------------------------------------------------------------


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003         9

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities            Merrill Lynch Large Cap Core Fund

As of October 31, 2003
==============================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------
                   Investment in Master Large Cap Core Portfolio, at value
                   (identified cost--$1,003,181,071) .....................                     $ 1,241,771,530
                   Prepaid registration fees .............................                              62,306
                                                                                               ---------------
                   Total assets ..........................................                       1,241,833,836
                                                                                               ---------------
==============================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ........................................    $     591,490
                      Administrator ......................................          288,271
                      Other affiliates ...................................          277,922          1,157,683
                                                                              -------------
                   Accrued expenses and other liabilities ................                              47,447
                                                                                               ---------------
                   Total liabilities .....................................                           1,205,130
                                                                                               ---------------
==============================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------
                   Net assets ............................................                     $ 1,240,628,706
                                                                                               ===============
==============================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized .........................                     $     2,865,592
                   Class B Shares of Common Stock, $.10 par value,
                   200,000,000 shares authorized .........................                           3,924,065
                   Class C Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized .........................                           2,523,260
                   Class I Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized .........................                           2,975,755
                   Class R Shares of Common Stock, $.10 par value,
                   200,000,000 shares authorized .........................                               1,183
                   Paid-in capital in excess of par ......................                       1,254,105,301
                   Accumulated realized capital losses on investments
                   from the Portfolio--net ...............................    $(264,356,909)
                   Unrealized appreciation on investments from the
                   Portfolio--net ........................................      238,590,459
                                                                              -------------
                   Total accumulated losses--net .........................                         (25,766,450)
                                                                                               ---------------
                   Net Assets ............................................                     $ 1,240,628,706
                                                                                               ===============
==============================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $293,144,320
                   and 28,655,922 shares outstanding .....................                     $         10.23
                                                                                               ===============
                   Class B--Based on net assets of $389,597,896
                   and 39,240,645 shares outstanding .....................                     $          9.93
                                                                                               ===============
                   Class C--Based on net assets of $250,491,436
                   and 25,232,601 shares outstanding .....................                     $          9.93
                                                                                               ===============
                   Class I--Based on net assets of $307,276,479
                   and 29,757,554 shares outstanding .....................                     $         10.33
                                                                                               ===============
                   Class R--Based on net assets of $118,575 and
                   11,832 shares outstanding .............................                     $         10.02
                                                                                               ===============

      See Notes to Financial Statements.


10      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Statement of Operations                        Merrill Lynch Large Cap Core Fund

For the Year Ended October 31, 2003
=====================================================================================================
Investment Income from the Portfolio--Net
-----------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Portfolio:
                      Dividends (net of $4,876 foreign withholding tax)                  $ 10,012,787
                      Securities lending--net .........................                       196,744
                      Interest ........................................                        54,307
                      Expenses ........................................                    (5,398,685)
                                                                                         ------------
                   Net investment income from the Portfolio ...........                     4,865,153
                                                                                         ------------
=====================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B .    $3,378,925
                   Administration fees ................................     2,478,887
                   Account maintenance and distribution fees--Class C .     2,011,790
                   Transfer agent fees--Class B .......................       604,169
                   Account maintenance fees--Class A ..................       507,405
                   Transfer agent fees--Class I .......................       372,652
                   Transfer agent fees--Class C .......................       372,355
                   Transfer agent fees--Class A .......................       300,596
                   Printing and shareholder reports ...................       161,027
                   Registration fees ..................................        83,848
                   Professional fees ..................................        42,326
                   Account maintenance and distribution fees--Class R .           123
                   Transfer agent fees--Class R .......................            35
                   Other ..............................................        29,019
                                                                           ----------
                   Total expenses .....................................                    10,343,157
                                                                                         ------------
                   Investment loss--net ...............................                    (5,478,004)
                                                                                         ------------
=====================================================================================================
Realized & Unrealized Gain from the Portfolio--Net
-----------------------------------------------------------------------------------------------------
                   Realized gain on investments from the Portfolio--net                       703,560
                   Change in unrealized appreciation on investments
                   from the Portfolio--net ............................                   238,685,680
                                                                                         ------------
                   Total realized and unrealized gain on investments
                   from the Portfolio--net ............................                   239,389,240
                                                                                         ------------
                   Net Increase in Net Assets Resulting from Operations                  $233,911,236
                                                                                         ============

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets            Merrill Lynch Large Cap Core Fund

                                                                                For the Year Ended
                                                                                    October 31,
                                                                       -----------------------------------
Increase (Decrease) in Net Assets:                                            2003                2002
==========================================================================================================
Operations
----------------------------------------------------------------------------------------------------------
                   Investment loss--net ...........................    $    (5,478,004)    $    (1,558,904)
                   Realized gain (loss) on investments from
                   the Portfolio--net .............................            703,560        (126,246,008)
                   Change in unrealized appreciation on investments
                   from the Portfolio--net ........................        238,685,680          56,508,509
                                                                       -----------------------------------
                   Net increase (decrease) in net assets resulting
                   from operations ................................        233,911,236         (71,296,403)
                                                                       -----------------------------------
==========================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital
                   share transactions .............................        147,632,037         522,836,011
                                                                       -----------------------------------
==========================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------
                   Total increase in net assets ...................        381,543,273         451,539,608
                   Beginning of year ..............................        859,085,433         407,545,825
                                                                       -----------------------------------
                   End of year ....................................    $ 1,240,628,706     $   859,085,433
                                                                       ===================================

      See Notes to Financial Statements.


12      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Financial Highlights                          Merrill Lynch Large Cap Core Fund

                                                                                           Class A@@@
                                                                -----------------------------------------------------------------
                                                                                                                        For the
                                                                                                                        Period
The following per share data and ratios have been derived                      For the Year Ended                    December 22,
from information provided in the financial statements.                             October 31,                         1999+ to
                                                                ---------------------------------------------         October 31,
Increase (Decrease) in Net Asset Value:                            2003              2002              2001              2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period ................   $    8.25         $    9.06         $   11.74         $   10.00
                                                                ---------------------------------------------------------------
        Investment income (loss)--net .......................        (.02)+++           .01+++             --+++@@           --@@
        Realized and unrealized gain (loss) on
        investments from the Portfolio--net .................        2.00              (.82)            (2.68)             1.74
                                                                ---------------------------------------------------------------
        Total from investment operations ....................        1.98              (.81)            (2.68)             1.74
                                                                ---------------------------------------------------------------
        Less distributions in excess of realized
        gain on investments from the Portfolio--net .........          --                --                --@@              --
                                                                ---------------------------------------------------------------
        Net asset value, end of period ......................   $   10.23         $    8.25         $    9.06         $   11.74
                                                                ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share ..................       24.00%            (8.94%)          (22.80%)           17.40%@
                                                                ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Expenses, net of reimbursement++ ....................        1.23%             1.28%             1.32%             1.59%*
                                                                ===============================================================
        Expenses++ ..........................................        1.23%             1.28%             1.32%             2.10%*
                                                                ===============================================================
        Investment income (loss)--net .......................        (.21%)             .10%             (.05%)            (.59%)*
                                                                ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Net assets, end of period (in thousands) ............   $ 293,144         $ 136,552         $  84,891         $  25,627
                                                                ===============================================================
        Portfolio turnover of Master Large Cap Core Portfolio      138.73%           150.18%           162.28%            79.18%
                                                                ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)              Merrill Lynch Large Cap Core Fund

                                                                                            Class B
                                                                -----------------------------------------------------------------
                                                                                                                        For the
                                                                                                                        Period
The following per share data and ratios have been derived                      For the Year Ended                    December 22,
from information provided in the financial statements.                            October 31,                          1999+ to
                                                                ----------------------------------------------        October 31,
Increase (Decrease) in Net Asset Value:                            2003              2002              2001              2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period ................   $    8.07         $    8.93         $   11.67         $   10.00
                                                                ---------------------------------------------------------------
        Investment loss--net ................................        (.08)+++          (.06)+++          (.08)+++          (.01)
        Realized and unrealized gain (loss) on
        investments from the Portfolio--net .................        1.94              (.80)            (2.66)             1.68
                                                                ---------------------------------------------------------------
        Total from investment operations ....................        1.86              (.86)            (2.74)             1.67
                                                                ---------------------------------------------------------------
        Less distributions in excess of realized
        gain on investments from the Portfolio--net .........          --                --                --@@              --
                                                                ---------------------------------------------------------------
        Net asset value, end of period ......................   $    9.93         $    8.07         $    8.93         $   11.67
                                                                ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share ..................       23.05%            (9.63%)          (23.47%)           16.70%@
                                                                ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Expenses, net of reimbursement++ ....................        2.00%             2.07%             2.06%             2.37%*
                                                                ===============================================================
        Expenses++ ..........................................        2.00%             2.07%             2.06%             2.70%*
                                                                ===============================================================
        Investment loss--net ................................        (.96%)            (.64%)            (.80%)           (1.33%)*
                                                                ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Net assets, end of period (in thousands) ............   $ 389,598         $ 329,121         $ 159,287         $  85,036
                                                                ===============================================================
        Portfolio turnover of Master Large Cap Core Portfolio      138.73%           150.18%           162.28%            79.18%
                                                                ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


14      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                            Class C
                                                                -----------------------------------------------------------------
                                                                                                                        For the
                                                                                                                        Period
The following per share data and ratios have been derived                      For the Year Ended                    December 22,
from information provided in the financial statements.                             October 31,                         1999+ to
                                                                ----------------------------------------------        October 31,
Increase (Decrease) in Net Asset Value:                            2003              2002              2001              2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period ................   $    8.07         $    8.93         $   11.67         $   10.00
                                                                ---------------------------------------------------------------
        Investment loss--net ................................        (.08)+++          (.06)+++          (.08)+++          (.01)
        Realized and unrealized gain (loss) on
        investments from the Portfolio--net .................        1.94              (.80)            (2.66)             1.68
                                                                ---------------------------------------------------------------
        Total from investment operations ....................        1.86              (.86)            (2.74)             1.67
                                                                ---------------------------------------------------------------
        Less distributions in excess of realized
        gain on investments from the Portfolio--net .........          --                --                --@@              --
                                                                ---------------------------------------------------------------
        Net asset value, end of period ......................   $    9.93         $    8.07         $    8.93         $   11.67
                                                                ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share ..................       23.05%            (9.63%)          (23.47%)           16.70%@
                                                                ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Expenses, net of reimbursement++ ....................        2.01%             2.07%             2.07%             2.35%*
                                                                ===============================================================
        Expenses++ ..........................................        2.01%             2.07%             2.07%             2.80%*
                                                                ===============================================================
        Investment loss--net ................................        (.97%)            (.66%)            (.81%)           (1.34%)*
                                                                ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Net assets, end of period (in thousands) ............   $ 250,491         $ 178,459         $  86,694         $  41,028
                                                                ===============================================================
        Portfolio turnover of Master Large Cap Core Portfolio      138.73%           150.18%           162.28%            79.18%
                                                                ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                          Class I@@@
                                                                -----------------------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
The following per share data and ratios have been derived                     For the Year Ended                    December 22,
from information provided in the financial statements.                            October 31,                          1999+ to
                                                                ----------------------------------------------       October 31,
Increase (Decrease) in Net Asset Value:                            2003              2002              2001              2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period ................   $    8.31         $    9.10         $   11.77         $   10.00
                                                                ---------------------------------------------------------------
        Investment income (loss)--net .......................         .01+++            .03+++            .02+++           (.01)
        Realized and unrealized gain (loss) on
        investments from the Portfolio--net .................        2.01              (.82)            (2.69)             1.78
                                                                ---------------------------------------------------------------
        Total from investment operations ....................        2.02              (.79)            (2.67)             1.77
                                                                ---------------------------------------------------------------
        Less distributions in excess of realized
        gain on investments from the Portfolio--net .........          --                --                --@@              --
                                                                ---------------------------------------------------------------
        Net asset value, end of period ......................   $   10.33         $    8.31         $    9.10         $   11.77
                                                                ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share ..................       24.31%            (8.68%)          (22.65%)           17.70%@
                                                                ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Expenses, net of reimbursement++ ....................         .98%             1.04%             1.05%             1.21%*
                                                                ===============================================================
        Expenses++ ..........................................         .98%             1.04%             1.05%             3.11%*
                                                                ===============================================================
        Investment income (loss)--net .......................         .06%              .33%              .21%             (.52%)*
                                                                ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Net assets, end of period (in thousands) ............   $ 307,277         $ 214,953         $  76,674         $  33,886
                                                                ===============================================================
        Portfolio turnover of Master Large Cap Core Portfolio      138.73%           150.18%           162.28%            79.18%
                                                                ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


16      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Financial Highlights (concluded)               Merrill Lynch Large Cap Core Fund

                                                                                                Class R
                                                                                              -----------
                                                                                                For the
                                                                                                Period
The following per share data and ratios have been derived                                      January 3,
from information provided in the financial statements.                                         2003+ to
                                                                                              October 31,
Increase (Decrease) in Net Asset Value:                                                           2003
========================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............................      $   8.12
                                                                                                --------
                       Investment loss--net+++ ...........................................          (.05)
                       Realized and unrealized gain on investments from the Portfolio--net          1.95
                                                                                                --------
                       Total from investment operations ..................................          1.90
                                                                                                --------
                       Net asset value, end of period ....................................      $  10.02
                                                                                                ========
========================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................................         23.40%@
                                                                                                ========
========================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement++ ..................................          1.48%*
                                                                                                ========
                       Expenses++ ........................................................          1.48%*
                                                                                                ========
                       Investment loss--net ..............................................          (.44%)*
                                                                                                ========
========================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........................      $    119
                                                                                                ========
                       Portfolio turnover of Master Large Cap Core Portfolio .............        138.73%
                                                                                                ========

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                  Merrill Lynch Large Cap Core Fund

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2003 was 85.4%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $5,478,004 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $1,989,387 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted


18      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Notes to Financial Statements (continued)      Merrill Lynch Large Cap Core Fund

by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .75%
Class C ................................            .25%                .75%
Class R ................................            .25%                .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 13,145              $187,010
Class I ............................              $    103              $  1,539
--------------------------------------------------------------------------------

For the year ended October 31, 2003, MLPF&S received contingent deferred sales charges of $931,410, of which $2,416 was retained by the Fund as a credit, pursuant to the National Association of Securities Dealers, Inc. ("NASD") rules and $36,631 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $11,346 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, PSI, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $147,632,037 and $522,836,011 for the years ended October 31, 2003 and October 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2003+                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         15,168,440       $ 129,706,074
Shares issued resulting from
   reorganization ......................              4,522              36,634
Automatic conversion of shares .........          1,067,805           9,023,558
                                                -------------------------------
Total issued ...........................         16,240,767         138,766,266
Shares redeemed ........................         (4,139,881)        (36,119,036)
                                                -------------------------------
Net increase ...........................         12,100,886       $ 102,647,230
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2002+                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,610,514       $  70,782,175
Automatic conversion of shares .........              3,367              27,543
Shares issued resulting
   from reorganization .................          2,761,182          22,536,869
                                                -------------------------------
Total issued ...........................         10,375,063          93,346,587
Shares redeemed ........................         (3,185,327)        (28,683,972)
                                                -------------------------------
Net increase ...........................          7,189,736       $  64,662,615
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2003                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,678,274       $  63,980,913
Shares issued resulting from
   reorganization ......................            282,624           2,231,082
                                                -------------------------------
Total issued ...........................          7,960,898          66,211,995
Automatic conversion of shares .........         (1,093,937)         (9,023,558)
Shares redeemed ........................         (8,422,726)        (70,204,964)
                                                -------------------------------
Net decrease ...........................         (1,555,765)      $ (13,016,527)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2002                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,171,745       $  65,654,881
Shares issued resulting from
   reorganization ......................         21,838,026         174,693,818
                                                -------------------------------
Total issued ...........................         29,009,771         240,348,699
Automatic conversion of shares .........             (3,443)            (27,543)
Shares redeemed ........................         (6,038,644)        (53,289,852)
                                                -------------------------------
Net increase ...........................         22,967,684       $ 187,031,304
                                                ===============================


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)      Merrill Lynch Large Cap Core Fund

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2003                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,616,420       $  63,792,038
Shares issued resulting from
   reorganization ......................             62,855             496,146
                                                -------------------------------
Total issued ...........................          7,679,275          64,288,184
Shares redeemed ........................         (4,568,412)        (38,047,851)
                                                -------------------------------
Net increase ...........................          3,110,863       $  26,240,333
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2002                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          8,246,589       $  75,914,856
Shares issued resulting from
   reorganization ......................          8,208,317          65,662,157
                                                -------------------------------
Total issued ...........................         16,454,906         141,577,013
Shares redeemed ........................         (4,036,447)        (36,391,845)
                                                -------------------------------
Net increase ...........................         12,418,459       $ 105,185,168
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2003+                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         11,400,663       $  98,081,723
Shares redeemed ........................         (7,524,454)        (66,425,859)
                                                -------------------------------
Net increase ...........................          3,876,209       $  31,655,864
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2002+                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         20,837,767       $ 197,763,530
Shares issued resulting from
   reorganization ......................            865,052           7,104,596
                                                -------------------------------
Total issued ...........................         21,702,819         204,868,126
Shares redeemed ........................         (4,243,287)        (38,911,202)
                                                -------------------------------
Net increase ...........................         17,459,532       $ 165,956,924
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class R Shares for the Period                                          Dollar
Jan. 1, 2003+ to Oct. 31, 2003                     Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             12,151       $     108,116
Shares redeemed ........................               (319)             (2,979)
                                                -------------------------------
Net increase ...........................             11,832       $     105,137
                                                ===============================

+     Commencement of operations.

4. Distributions to Shareholders:

As of October 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $          --
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................                   --
Capital loss carryforward ..............................         (245,596,476)*
Unrealized gains--net ..................................          219,830,026**
                                                                -------------
Total accumulated losses--net ..........................        $ (25,766,450)
                                                                =============

* On October 31, 2003, the Fund had a net capital loss carryforward of $245,596,476, of which $17,112,478 expires in 2007, $67,717,535 expires in
      2008, $79,878,915 expires in 2009 and $80,887,548 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

5. Acquisition of Mercury Large Cap Core Fund:

On April 28, 2003, the Fund acquired all of the net assets of Mercury Large Cap Core Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 386,580 shares of Common Stock of Mercury Large Cap Core Fund for 350,001 shares of Common Stock of the Fund. Mercury Large Cap Core Fund's net assets on that date of $2,763,862, including $908,346 of net unrealized appreciation and $3,238,823 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $936,809,762.


20      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Independent Auditors' Report                   Merrill Lynch Large Cap Core Fund

To the Shareholders and Board of Directors of Merrill Lynch Large Cap Core Fund
(One of the Series constituting Merrill Lynch
Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Large Cap Core Fund as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Core Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2003


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                          Master Large Cap Core Portfolio

                                                                                                              Value       Percent of
Sector         Industry++                         Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Consumer       Auto Components                         60,000   + Lear Corporation                        $  3,485,400       0.2%
Discretionary  ---------------------------------------------------------------------------------------------------------------------
               Food & Staples Retailing               140,000     Wal-Mart Stores, Inc.                      8,253,000       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Hotels, Restaurants & Leisure          390,000     Applebee's International, Inc.            14,628,900       1.0
                                                      330,000     GTECH Holdings Corporation                14,744,400       1.0
                                                      500,000     International Game Technology             16,375,000       1.1
                                                      140,000     Station Casinos, Inc.                      4,165,000       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Household Durables                     160,000     Centex Corporation                        15,600,000       1.1
                                                      380,000     D.R. Horton, Inc.                         15,124,000       1.0
                                                      191,000     Fortune Brands, Inc.                      12,443,650       0.9
                                                      170,000   + Hovnanian Enterprises, Inc. (Class A)     13,817,600       1.0
                                                      180,000     KB HOME                                   12,328,200       0.9
                                                      150,000     Lennar Corporation (Class A)              13,777,500       1.0
                                                      170,000     MDC Holdings, Inc.                        11,444,400       0.8
                                                       20,000   + NVR, Inc.                                  9,788,000       0.7
                                                      170,000     Pulte Corporation                         14,706,700       1.0
                                                      170,000     The Ryland Group, Inc.                    15,113,000       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Products           670,000     Hasbro, Inc.                              14,606,000       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Multiline Retail                       690,000     Dollar General Corporation                15,504,300       1.1
                                                      470,000     Nordstrom, Inc.                           14,330,300       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retail                       800,000   + AutoNation, Inc.                          14,960,000       1.0
                                                      260,000   + Barnes & Noble, Inc.                       7,748,000       0.5
                                                       60,000   + Best Buy Co., Inc.                         3,498,600       0.2
                                                      250,000     Blockbuster Inc. (Class A)                 4,817,500       0.3
                                                      130,000     Claire's Stores, Inc.                      5,031,000       0.3
                                                      750,000     Foot Locker, Inc.                         13,425,000       0.9
                                                      820,000     The Gap, Inc.                             15,645,600       1.1
                                                      180,000   + Staples, Inc.                              4,827,600       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury             440,000   + Coach, Inc.                               15,606,800       1.1
               Goods                                  150,000   + Columbia Sportswear Company                8,736,000       0.6
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Consumer Discretionary             334,531,450      23.0
====================================================================================================================================
Consumer       Beverages                               50,000   + Constellation Brands, Inc. (Class A)       1,568,500       0.1
Staples        ---------------------------------------------------------------------------------------------------------------------
               Food Products                          910,000     Tyson Foods, Inc. (Class A)               12,985,700       0.9
               ---------------------------------------------------------------------------------------------------------------------
               Food & Staples Retailing             1,680,000   + Rite Aid Corporation                       9,626,400       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Household Products                      40,000     The Procter & Gamble Company               3,931,600       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Consumer Staples                    28,112,200       1.9
====================================================================================================================================
Energy         Oil & Gas                              580,000     Exxon Mobil Corporation                   21,216,400       1.4
                                                       90,000     Pogo Producing Company                     3,762,900       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Energy                              24,979,300       1.7
====================================================================================================================================
Financials     Capital Markets                        200,000     The Bear Stearns Companies Inc.           15,250,000       1.1
                                                      700,000     J.P. Morgan Chase & Co.                   25,130,000       1.7
                                                       90,000     Legg Mason, Inc.                           7,492,500       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Banks                        40,000     Bank of America Corporation                3,029,200       0.2
                                                       40,000     Popular, Inc.                              1,800,000       0.1
                                                      800,000     U.S. Bancorp                              21,776,000       1.5
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financial Services       1,040,000     Citigroup Inc.                            49,296,000       3.4
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                              100,000     American International Group, Inc.         6,083,000       0.4
                                                      360,000     Berkley (W.R.) Corporation                12,344,400       0.9
                                                      260,000     MBIA, Inc.                                15,498,600       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance             150,000     Countrywide Credit Industries, Inc.       15,768,000       1.1
                                                       87,000     Independence Community Bank Corp.          3,197,250       0.2
                                                      460,001     New York Community Bancorp, Inc.          16,652,036       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Financials                         193,316,986      13.3
               =====================================================================================================================


22      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                                                                              Value       Percent of
Sector         Industry++                         Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Health Care    Biotechnology                          210,000   + Genentech, Inc.                         $ 17,213,700       1.2%
                                                      230,000   + Gilead Sciences, Inc.                     12,553,400       0.9
                                                      250,000   + Invitrogen Corporation                    15,897,500       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Equipment &                250,000     Bausch & Lomb Incorporated                12,040,000       0.8
               Supplies                               320,000     Beckman Coulter Inc.                      15,888,000       1.1
                                                      130,000   + Bio-Rad Laboratories, Inc. (Class A)       6,792,500       0.5
                                                      230,000   + Fisher Scientific International Inc.       9,257,500       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Providers &                361,000   + DaVita, Inc.                              12,671,100       0.9
               Services                               790,000   + Humana Inc.                               16,029,100       1.1
                                                      380,000     Omnicare, Inc.                            14,569,200       1.0
                                                      380,000   + Oxford Health Plans, Inc.                 15,390,000       1.0
                                                      260,000   + PacifiCare Health Systems, Inc.           15,470,000       1.1
                                                      570,000   + Service Corporation International          2,764,500       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                        140,000     Johnson & Johnson                          7,046,200       0.5
                                                      650,000   + King Pharmaceuticals, Inc.                 8,710,000       0.6
                                                      630,000     Mylan Laboratories, Inc.                  15,214,500       1.0
                                                      670,000     Pfizer Inc.                               21,172,000       1.4
                                                      220,000   + SICOR Inc.                                 5,896,000       0.4
                                                      140,000   + Watson Pharmaceuticals, Inc.               5,497,800       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Health Care                        230,073,000      15.8
====================================================================================================================================
Industrials    Air Freight & Logistics                590,000   + J.B. Hunt Transport Services, Inc.        14,974,200       1.0
                                                      250,000     Ryder System, Inc.                         7,500,000       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Services & Supplies         193,000   + Apollo Group, Inc. (Class A)              12,261,290       0.9
                                                      290,000   + Career Education Corporation              15,529,500       1.1
                                                      860,000   + Cendant Corporation                       17,569,800       1.2
                                                      100,000   + ITT Educational Services, Inc.             4,980,000       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Industrial Conglomerates               960,000     General Electric Company                  27,849,600       1.9
                                                      230,000     Textron, Inc.                             11,428,700       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                              300,000     Cummins Engine Company, Inc.              14,220,000       1.0
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Industrials                        126,313,090       8.7
====================================================================================================================================
Information    Communications Equipment               190,000     Adtran, Inc.                              12,925,700       0.9
Technology                                          1,050,000   + Cisco Systems, Inc.                       22,029,000       1.5
                                                    1,500,000   + Corning Incorporated                      16,470,000       1.1
                                                      450,000   + Emulex Corporation                        12,744,000       0.9
                                                      630,000   + Foundry Networks, Inc.                    14,653,800       1.0
                                                      790,000   + Juniper Networks, Inc.                    14,212,100       1.0
                                                    1,160,000     Motorola, Inc.                            15,694,800       1.1
                                                      170,000   + QLogic Corporation                         9,528,500       0.7
                                                      310,000     Scientific-Atlanta, Inc.                   9,176,000       0.6
                                                      460,000   + UTStarcom, Inc.                           14,490,000       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Computers & Peripherals                540,000   + Dell Inc.                                 19,504,800       1.3
                                                       70,000     International Business Machines
                                                                  Corporation                                6,263,600       0.4
                                                      200,000   + SanDisk Corporation                       16,120,000       1.1
                                                      460,000   + Storage Technology Corporation            11,086,000       0.8
                                                    1,080,000   + Western Digital Corporation               14,526,000       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Electrical Equipment                   350,000     Rockwell International Corporation        10,867,500       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Electronic Equipment &                 450,000   + Avnet, Inc.                                8,730,000       0.6
               Instruments                            340,000     PerkinElmer, Inc.                          6,123,400       0.4
                                                      160,000   + Sanmina--SCI Corporation                   1,688,000       0.1
                                                      330,000   + Waters Corporation                        10,371,900       0.7
               ---------------------------------------------------------------------------------------------------------------------
               IT Services                             70,000   + CheckFree Corp.                            1,927,100       0.1
                                                      390,000   + Computer Sciences Corporation             15,451,800       1.1
                                                      530,000   + Unisys Corporation                         8,140,800       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Office Electronics                   1,330,000   + Xerox Corporation                         13,965,000       1.0


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

                                                                                                              Value       Percent of
Sector         Industry++                         Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Information    Semiconductors &                       760,000   + Amkor Technology, Inc.                 $  14,326,000       1.0%
Technology     Semiconductor Equipment                740,000   + Cypress Semiconductor Corporation         15,880,400       1.1
(concluded)                                           500,000     Intel Corporation                         16,525,000       1.1
                                                      420,000   + National Semiconductor Corporation        17,064,600       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Software                                30,000     Fair, Isaac and Company, Incorporated      1,913,400       0.1
                                                      510,000   + Macromedia, Inc.                           9,746,100       0.7
                                                      780,000     Microsoft Corporation                     20,397,000       1.4
                                                      400,000   + Synopsys, Inc.                            12,688,000       0.9
                                                      450,000   + VERITAS Software Corporation              16,267,500       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Information Technology             411,497,800      28.3
====================================================================================================================================
Materials      Paper & Forest Products                590,000     Georgia-Pacific Group                     15,505,200       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Materials                           15,505,200       1.1
====================================================================================================================================
Telecom-       Diversified Telecommunication          260,000     Sprint Corporation                         4,160,000       0.3
munication     Services
Services       ---------------------------------------------------------------------------------------------------------------------
               Wireless Telecommunication             170,000   + American Tower Corporation (Class A)       1,972,000       0.1
               Services                               750,000   + Nextel Communications, Inc. (Class A)     18,150,000       1.3
                                                    3,580,000   + Sprint Corp. (PCS Group)                  15,573,000       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Telecommunication Services          39,855,000       2.8
====================================================================================================================================
Utilities      Electric Utilities                     200,000     Alliant Energy Corporation                 4,812,000       0.3
                                                      750,000   + Edison International                      14,782,500       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Multi-Utilities & Unregulated        3,100,000   + Calpine Corporation                       14,291,000       1.0
               Power                                3,830,000   + Dynegy Inc. (Class A)                     15,358,300       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Utilities                           49,243,800       3.4
               =====================================================================================================================
                                                                  Total Common Stocks
                                                                  (Cost--$1,184,530,921)                 1,453,427,826     100.0
====================================================================================================================================

====================================================================================================================================
                                         Beneficial Interest/
                                                  Shares Held     Short-Term Securities
====================================================================================================================================
                                                 $  1,713,628     Merrill Lynch Liquidity Series, LLC
                                                                  Cash Sweep Series I (a)                    1,713,628       0.1
                                                 $264,312,973     Merrill Lynch Liquidity Series, LLC
                                                                  Money Market Series (a)(b)               264,312,973      18.2
                                                   88,104,324     Merrill Lynch Premier Institutional
                                                                  Fund (a)(b)                               88,104,324       6.0
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Short-Term Securities
                                                                  (Cost--$354,130,925)                     354,130,925      24.3
====================================================================================================================================
               Total Investments (Cost--$1,538,661,846)                                                  1,807,558,751     124.3

               Liabilities in Excess of Other Assets                                                      (353,449,875)    (24.3)
                                                                                                        ------------------------
               Net Assets                                                                               $1,454,108,876     100.0%
                                                                                                        ========================

+     Non-income producing security.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                           Net         Interest
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $  1,713,628     $ 62,299

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $199,970,533     $131,062

      Merrill Lynch Premier Institutional Fund           9,463,564     $ 87,827
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


24      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of October 31, 2003
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of $338,253,498)
                   (identified cost--$1,538,661,846) .................................                      $1,807,558,751
                   Cash ..............................................................                             461,686
                   Receivables:
                      Securities sold ................................................    $   29,534,549
                      Contributions ..................................................         1,826,138
                      Dividends ......................................................           672,500
                      Securities lending--net ........................................            31,030
                      Interest .......................................................             6,388        32,070,605
                                                                                          --------------
                   Prepaid expenses ..................................................                              14,213
                                                                                                            --------------
                   Total assets ......................................................                       1,840,105,255
                                                                                                            --------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .........................                         352,417,297
                   Payables:
                      Securities purchased ...........................................        30,874,332
                      Withdrawals ....................................................         1,541,824
                      Investment adviser .............................................           653,866
                      Other affiliates ...............................................             9,292        33,079,314
                                                                                          --------------
                   Accrued expenses and other liabilities ............................                             499,768
                                                                                                            --------------
                   Total liabilities .................................................                         385,996,379
                                                                                                            --------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                      $1,454,108,876
                                                                                                            ==============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
                   Investors' capital ................................................                      $1,185,211,971
                   Unrealized appreciation on investments--net .......................                         268,896,905
                                                                                                            --------------
                   Net Assets ........................................................                      $1,454,108,876
                                                                                                            ==============

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        25

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                          Master Large Cap Core Portfolio

For the Year Ended October 31, 2003
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $5,530 foreign withholding tax) .................                      $   10,991,966
                   Securities lending--net ...........................................                             218,889
                   Interest ..........................................................                              61,681
                                                                                                            --------------
                   Total income ......................................................                          11,272,536
                                                                                                            --------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $    5,436,451
                   Accounting services ...............................................           341,817
                   Custodian fees ....................................................            81,802
                   Professional fees .................................................            60,552
                   Trustees' fees and expenses .......................................            38,953
                   Printing and shareholder reports ..................................             2,839
                   Pricing fees ......................................................               969
                   Other .............................................................            22,956
                                                                                          --------------
                   Total expenses ....................................................                           5,986,339
                                                                                                            --------------
                   Investment income--net ............................................                           5,286,197
                                                                                                            --------------
==========================================================================================================================
Realized & Unrealized Gain on Investments--Net
--------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .................................                           7,803,027
                   Change in unrealized appreciation/depreciation on investments--net                          269,979,638
                                                                                                            --------------
                   Total realized and unrealized gain on investments--net ............                         277,782,665
                                                                                                            --------------
                   Net Increase in Net Assets Resulting from Operations ..............                      $  283,068,862
                                                                                                            ==============

      See Notes to Financial Statements.


26       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                  For the Year Ended
                                                                                                     October 31,
                                                                                         -----------------------------------
Increase (Decrease) in Net Assets:                                                             2003                2002
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................    $     5,286,197     $     5,341,068
                   Realized gain (loss) on investments--net .........................          7,803,027        (128,219,700)
                   Change in unrealized appreciation/depreciation on investments--net        269,979,638          56,457,791
                                                                                         -----------------------------------
                   Net increase (decrease) in net assets resulting from operations ..        283,068,862         (66,420,841)
                                                                                         -----------------------------------
============================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions ......................................        689,136,997         272,000,014
                   Fair value of net asset contributions ............................                 --         269,997,441
                   Fair value of withdrawals ........................................       (391,800,931)        (14,709,088)
                                                                                         -----------------------------------
                   Net increase in net assets derived from capital transactions .....        297,336,066         527,288,367
                                                                                         -----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .....................................        580,404,928         460,867,526
                   Beginning of year ................................................        873,703,948         412,836,422
                                                                                         -----------------------------------
                   End of year ......................................................    $ 1,454,108,876     $   873,703,948
                                                                                         ===================================

      See Notes to Financial Statements.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        27

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                             Master Large Cap Core Portfolio

                                                                                   For the Year Ended                 For the Period
                                                                                       October 31,                    Dec. 22, 1999+
The following ratios have been derived from                    ------------------------------------------------       to October 31,
information provided in the financial statements.                     2003              2002             2001              2000
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ................            25.11%            (8.13%)             --              --
                                                               =====================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........              .54%              .57%             .67%           1.09%*
                                                               =====================================================================
                   Expenses ...............................              .54%              .57%             .67%           1.17%*
                                                               =====================================================================
                   Investment income (loss)--net ..........              .48%              .83%             .59%           (.20%)*
                                                               =====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $   1,454,109     $     873,704    $     412,836   $     186,265
                                                               =====================================================================
                   Portfolio turnover .....................           138.73%           150.18%          162.28%          79.18%
                                                               =====================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


28       MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Portfolio. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Portfolio. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Portfolio.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Portfolio's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Portfolio's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)       Master Large Cap Core Portfolio

      initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment,


30      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of October 31, 2003, the Portfolio lent securities with a value of $80,935,864 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2003, MLIM, LLC received $94,660 in securities lending agent fees.

For the year ended October 31, 2003, the Portfolio reimbursed FAM $23,219 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $1,817,565,808 and $1,514,900,598, respectively.

Net realized gains for the year ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ..............          $  7,803,027          $268,896,905
                                              ----------------------------------
Total ..............................          $  7,803,027          $268,896,905
                                              ==================================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $250,035,262, of which $273,449,914 related to appreciated securities and $23,414,652 related to depreciated securities. At October 31, 2003, the aggregate cost of investments for Federal income tax purposes was $1,557,523,489.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2003.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        31

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report                     Master Large Cap Core Portfolio

To the Investors and Board of Trustees of Master Large Cap Core Portfolio
(One of the Series constituting Master Large
Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2003


32      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Portfolio Information as of October 31, 2003 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Citigroup Inc. ..................................................        3.4%
General Electric Company ........................................        1.9
J.P. Morgan Chase & Co. .........................................        1.7
Cisco Systems, Inc. .............................................        1.5
U.S. Bancorp ....................................................        1.5
Exxon Mobil Corporation .........................................        1.4
Pfizer Inc. .....................................................        1.4
Microsoft Corporation ...........................................        1.4
Dell Inc. .......................................................        1.3
Nextel Communications, Inc. (Class A) ...........................        1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Communications Equipment ........................................        9.8%
Household Durables ..............................................        9.4
Health Care Providers & Services ................................        5.3
Specialty Retail ................................................        4.6
Computers & Peripherals .........................................        4.6
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held         of Time                                                        Director/       Director/
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         163 Portfolios
            08543-9011     Director/             Management, L.P. ("FAM")--Advised Funds since 1999;
            Age: 63        Trustee               Chairman (Americas Region) of MLIM from 2000 to
                                                 2002; Executive Vice President of FAM and MLIM
                                                 (which terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.

            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director/    1999 to  Director, The China Business Group, Inc. since 1996   40 Funds        None
Bodurtha    Princeton, NJ  Trustee      present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 59                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director/    2002 to  Member of the Committee of Investment of              40 Funds        Kimco Realty
            Princeton, NJ  Trustee      present  Employee Benefit Assets of the Association of         59 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986 and
            Age: 68                              its Chairman from 1991 to 1992; Member of the
                                                 Investment Advisory Committees of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke Management Company since
                                                 1992 and Vice Chairman thereof since 1998;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman thereof
                                                 since 2000; Member of the Investment Committee
                                                 of the Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director/    1999 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ  Trustee      present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997 and
            Age: 64                              Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


34      MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003

Officers and Directors/Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held         of Time                                                        Director/       Director/
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director/    1999 to  George Gund Professor of Finance and Banking,         40 Funds        None
Perold      Princeton, NJ  Trustee      present  Harvard Business School since 2000 and a member       59 Portfolios
            08543-9095                           of the faculty since 1979; Director and Chairman
            Age: 51                              of the Board, UNX, Inc. since 2003; Director, Sanlam
                                                 Limited and Sanlam Life since 2001; Director, Genbel
                                                 Securities and Gensec Bank since 1999; Director,
                                                 Stockback.com from 2002 to 2002; Director,
                                                 Bulldogresearch.com from 2000 to 2001; Director,
                                                 Sanlam Investment Management from 1999 to
                                                 2001; Director, Quantec Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director/    1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ  Trustee      present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     59 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since 2000;
            Age: 61                              Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director/    2002 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ  Trustee      present  of Commonfund from 1980 to 2001; Director of          59 Portfolios
Jr.         08543-9095                           Rye Country Day School since 2001.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director/    2002 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        None
Swensrud    Princeton, NJ  Trustee      present  since 1996; Principal of Fernwood Associates          60 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of RPP
            Age: 70                              Corporation since 1978; Director, International
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
            Age: 49                              Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
                                                 Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice
Gillespie   Princeton, NJ               present  President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management,
            Age: 39                              Inc., from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH LARGE CAP CORE FUND             OCTOBER 31, 2003        35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Large Cap Core Fund of
Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #CAPCORE -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Large Cap Core Fund and Master Large Cap Core Portfolio


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Large Cap Core Fund and Master Large Cap Core
            Portfolio

        Date: December 22, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Large Cap Core Fund and Master Large Cap Core
            Portfolio

        Date: December 22, 2003

        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Large Cap Core Fund and Master Large Cap Core
            Portfolio

        Date: December 22, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.